                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 18, 1998 (December 11, 1998)
                                                 -------------------------------------

                             COLLEGIATE PACIFIC INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Pennsylvania                            0-17293                              22-2795073
--------------------------------------- -------------------------------------- ----------------------------------
   (State or Other Jurisdiction of          (Commission File Number)           (IRS Employer Identification No.)
            Incorporation)

13950 Senlac, Suite 200, Farmers Branch, Texas                       75235
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (972) 243-8100
                                                     ---------------------------

                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant

         On December 11, 1998, the Board of Directors approved the firm of Grant Thornton as the Company's new principal accountants. The Board of Directors also dismissed Sutton Frost LLP ("Sutton Frost") as its principal accountants who reported on the consolidated financial statements of Collegiate Pacific Inc. and its subsidiaries as of and for the year ended June 30, 1998. The reports of Sutton Frost for such most recent fiscal year did not contain an adverse opinion or disclaimer of opinion. Such reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During such year and during the period between June 30, 1997 and their dismissal, there was no disagreement between Sutton Frost and Collegiate Pacific on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sutton Frost, would have caused that firm to make reference to the subject matter of such disagreement in connection with its report on the Company's financial statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit No.            Exhibit
         ----------------       -----------------------------------------------------------
         16                     Letter from Sutton Frost LLP regarding change in certifying accountant.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COLLEGIATE PACIFIC INC.


Dated:  December 18, 1998                By:    /s/  Michael J. Blumenfeld
                                                --------------------------------
                                         Name:  Michael J. Blumenfeld
                                         Title: Chairman, President and
                                                Chief Executive Officer

                               INDEX TO EXHIBITS


         Exhibit No.            Exhibit
         ----------------       -----------------------------------------------------------
         16                     Letter from Sutton Frost LLP regarding change in certifying accountant.